UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2020

Benefytt Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35811	46-1282634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 Buschwood Park Dr., Suite 200 Tampa, Florida	33618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 397-1187

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	BFYT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 12, 2020, Benefytt Technologies, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The Company previously filed with the SEC its Definitive Proxy Statement and related materials pertaining to the Annual Meeting on April 17, 2020. On the record date of March 30, 2020 there were 13,203,527 shares of the Company’s Class A common stock and 1,016,667 shares of the Company’s Class B common stock outstanding and eligible to vote. At the Annual Meeting, the stockholders: (i) elected the seven persons identified below to serve as directors of the Company to hold office until the Company’s 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation of the Company’s Named Executive Officers; and (iii) ratified the appointment of Grant Thornton LLP as independent auditors of the Company.

Proposal 1: Election of Directors

The final results of stockholder voting on the election of directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Paul E. Avery	5,892,296	150,203	2,872,350
Anthony J. Barkett	5,741,743	300,756	2,872,350
John A. Fichthorn	5,917,109	125,390	2,872,350
Paul G. Gabos	5,941,364	101,135	2,872,350
Robert S. Murley	5,927,726	114,773	2,872,350
Peggy B. Scott	5,767,386	275,113	2,872,350
Gavin D. Southwell	5,961,655	80,844	2,872,350

Proposal 2: Approval of, on an Advisory Basis, Named Executive Officer Compensation

The final results of stockholder voting on the approval of, on an advisory basis, the compensation of the Company’s Named Executive Officers were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
5,207,869	823,990	10,639	2,872,351

Proposal 3: To ratify the appointment of Grant Thornton LLP as independent auditors of the Company

The final results of stockholder voting to ratify the appointment of Grant Thornton LLP as independent auditors of the Company were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
8,518,608	387,047	9,194	—

The stockholders did not vote on any other matters during the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFYTT TECHNOLOGIES, INC.

By:	/s/ Erik M. Helding
Name:	Erik M. Helding
Title:	Chief Financial Officer, Secretary and Treasurer

Date: May 14, 2020